Execution Version

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is entered into as of March 15, 2018 by the undersigned signatories hereto and such signatories who subsequently join into this Guaranty in accordance with the provisions of Section 16 of this Guaranty (each a “Guarantor” and collectively, the “Guarantors”) in favor of and for the benefit of the “Administrative Agent,” the “Lenders” and the “Swap Providers,” as such terms are defined in a Credit Agreement of even date herewith, as amended, modified, or restated from time to time, the “Credit Agreement,” by and between the Lenders that are parties thereto (the “Lenders”), MANUFACTURERS AND TRADERS TRUST COMPANY, as administrative agent for the Lenders (the “Administrative Agent”), and LDRV HOLDINGS CORP., a Delaware corporation, LAZYDAYS RV AMERICA, LLC, a Delaware limited liability company, LAZYDAYS RV DISCOUNT, LLC, a Delaware limited liability company and LAZYDAYS MILE HI RV, LLC, a Delaware limited liability company (each a “Borrower” and collectively, the “Borrowers”). Capitalized terms used in this Guaranty and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement). The Administrative Agent, the Lenders, the Swingline Lender and the Issuing Bank are collectively referred to in this Guaranty as the “Credit Parties” and the Credit Parties and the Swap Providers are collectively referred to as the “Beneficiaries.”

RECITALS

The Lenders have agreed to extend the Loans and to issue Letters of Credit to or for the accounts of the Borrowers in accordance with the terms of the Credit Agreement and the other Credit Documents. The Borrowers may from time to time enter into one or more Swap Agreements with one or more Swap Providers.

It is intended that the duties and obligations of the Borrowers under the Credit Agreement and the other Credit Documents together with all obligations of the Borrowers under the Swap Agreements, including without limitation the obligation of the Borrowers to make payments upon the Loans and payments under any Swap Agreements be jointly and severally guaranteed by the Guarantors.

It is a condition precedent to the obligations of the Lenders to extend the Loans and to issue the Letters of Credit in accordance with the Credit Agreement, that the Guarantors execute and deliver this Guaranty. The Guarantors will receive direct and indirect benefits from the extension of the Loans and the issuance of the Letters of Credit and are willing irrevocably and unconditionally to jointly and severally guaranty the obligations of the Borrowers in accordance with this Guaranty in order to satisfy such condition precedent.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors agree as follows:

Section 1. Guaranty. (a) The Guarantors, for the benefit of the Beneficiaries, guaranty, jointly and severally, and irrevocably and unconditionally, and as primary obligors and not merely as sureties, the due and punctual payment and performance in full of all “Guaranteed Obligations” (as hereinafter defined) when and as due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). As used herein, the term “Guaranteed Obligations” is intended to have the broadest and most inclusive meaning and shall include any and all Obligations of the Borrowers and all duties and obligations of any of the Borrowers under any Swap Agreements by and between the Borrowers and any Swap Providers, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, presently contemplated or uncontemplated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Swap Agreements, this Guaranty or any of the other Credit Documents; provided, however, that with respect to any obligations of the Borrowers under any Swap Agreements, the Guaranteed Obligations shall exclude any Excluded Swap Liabilities, but, to the extent that any Guarantor is an Eligible Contract Participant, shall include any applicable keepwell and support obligations as set forth in Section 2.19 of the Credit Agreement. Without limitation to the foregoing, any interest on any portion of the Guaranteed Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any of the Borrowers (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of Law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceeding had not been commenced) shall be included in the Guaranteed Obligations. It is the express intention of each Guarantor and of the Beneficiaries that the Guaranteed Obligations shall be determined without regard to any rule of Law or order that might otherwise relieve any of the Borrowers or Guarantors of any portion of the Guaranteed Obligations.

(b) Upon the failure of the Borrowers to pay and/or perform any of the Guaranteed Obligations when and as the same shall become due, the Guarantors, jointly and severally, covenant to pay, or cause to be paid, in cash, to Administrative Agent for the benefit of the Beneficiaries, an amount equal to the aggregate unpaid Guaranteed Obligations, plus all other sums payable under this Guaranty.

Section 2. Guaranty Absolute, Continuing And Joint And Several. The obligations of the Guarantors hereunder are irrevocable, absolute, independent, unconditional and joint and several and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations and the termination of the Commitments, the expiration or cancellation of all Letters of Credit and all Swap Agreements are no longer in effect. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectability; (b) the Administrative Agent may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement or the occurrence of an early termination date or similar event under any Swap Agreements notwithstanding the existence of any dispute between any of the Borrowers and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of the obligations of the Borrowers under the Credit Documents or the Swap Agreements and the obligations of any other guarantor of obligations of the Borrowers and a separate action or actions may be brought and prosecuted against any or all of the Guarantors whether or not any action is brought against the Borrowers or any of such other guarantors and whether or not the Borrowers are joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guaranteed Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guaranteed Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

Section 3. Actions By Beneficiaries. The Beneficiaries may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of any of the Guaranteed Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person with respect to the Guaranteed Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Administrative Agent or the other Beneficiaries, or any of them, may have against any such security, as Administrative Agent in its sole discretion may determine consistent with the Credit Agreement, the Swap Agreements and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to the Administrative Agent or the other Beneficiaries, or any of them, under the Credit Documents or the Swap Agreements.

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Section 4. No Discharge. This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than the irrevocable payment and satisfaction in full of the Guaranteed Obligations and the termination of the Commitments, the expiration or cancellation of all Letters of Credit and all Swap Agreements are no longer in effect), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Credit Documents, the Swap Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, (c) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, even though the Administrative Agent or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guaranteed Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations, (f) any defenses, set-offs or counterclaims which any Borrower may assert against the Administrative Agent or any Beneficiary in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent alter or vary the risk of a Guarantor as an obligor in respect of the Guaranteed Obligations.

Section 5. Waivers. To the fullest extent permitted by law, each Guarantor waives, for the benefit of the Beneficiaries: (a) any right to require the Administrative Agent or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against any or all of the Borrowers, any other guarantor of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from any or all of the Borrowers, any other guarantor of the Guaranteed Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of any of the Borrowers or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any or all of the Borrowers from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of Law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Administrative Agent’s or any other Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, notices of default or early termination under any Swap Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Sections 3 and 4 of this Guaranty and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

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Section 6. Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Guaranteed Obligations have been irrevocably paid and satisfied in full and the Commitments have been irrevocably terminated and all Letters of Credit have expired or have been cancelled and all Swap Agreements are no longer in effect, each Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any or all of the Borrowers or any of the assets of the Borrowers in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any or all of the Borrowers, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against any or all of the Borrowers, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary and (b) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any of the Borrowers or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Administrative Agent or the other Beneficiaries may have against the Borrowers, to all right, title and interest the Administrative Agent or the other Beneficiaries may have in any such collateral or security, and to any right Administrative Agent or the other Beneficiaries may have against such other guarantor. Any indebtedness of the Borrowers now or hereafter held by any Guarantor is subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness of the Borrowers to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guaranteed Obligations have not been paid in full, shall be held in trust for the Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations.

Section 7. Expenses. The Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save the Administrative Agent and the other Beneficiaries harmless against liability for, (a) any and all costs and expenses (including reasonable fees, costs of settlement, and disbursements of external counsel) incurred or expended by Administrative Agent or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty and (b) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantors under the provisions of any other Credit Document.

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Section 8. Financial Conditions of Borrowers. No Beneficiary shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial conditions of the Borrowers or any matter or fact relating to the businesses, operations or conditions of the Borrowers. Each Guarantor acknowledges that it has adequate means to obtain information from the Borrowers on a continuing basis concerning the financial conditions of the Borrowers and the Borrowers’ respective abilities to perform their respective obligations under the Credit Documents and the Swap Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial conditions of the Borrowers and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.

Section 9. Representations and Warranties. Each Guarantor makes, for the benefit of the Beneficiaries, each of the representations and warranties made in the Credit Agreement by the Borrowers as to such Guarantor, its assets, financial condition, operations, organization, legal status, business and the Credit Documents to which it is a party.

Section 10. Covenants. Each Guarantor agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, or any Lender shall have any Commitment or any Swap Provider shall have any obligation under any Swap Agreement, such Guarantor will perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Credit Documents state that Borrowers are to cause such Guarantor and such Subsidiaries to perform or observe.

Section 11. Set Off. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guaranteed Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

Section 12. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Administrative Agent and, in the case of any such amendment or modification, the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

Section 13. Rights Are Cumulative. The rights, powers and remedies given to the Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of Law or in any of the Credit Documents or the Swap Agreements or any agreement between one or more Guarantors and one or more Beneficiaries or between any of the Borrowers and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

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Section 14. Unenforceable Provisions. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 15. Successors and Assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns.

Section 16. Additional Guarantors. The initial Guarantors hereunder shall be the signatories hereto on the date hereof. From time to time subsequent to the date hereof, Domestic Subsidiaries of various of the Borrowers or of any Guarantor may become parties hereto, as additional Guarantors (each an “Additional Guarantor”), by executing a Counterpart of this Guaranty in form and substance as Exhibit “A” attached hereto. Upon delivery of any such counterpart to the Administrative Agent, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Administrative Agent not to cause any Subsidiary of any Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

Section 17. Acknowledgment of Benefits. Each Guarantor acknowledges that a portion of the Loans may be directly or indirectly advanced for its benefit, that Letters of Credit may be issued for the direct or indirect benefit of its business, that it receives direct and indirect benefits from the Swap Agreements, and that the Guaranteed Obligations are being incurred for and will inure to its direct and indirect benefit.

Section 18. Reinstatement. In the event that all or any portion of the Guaranteed Obligations is paid by the Borrowers, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Beneficiaries as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations.

Section 19. Counterparts; Effectiveness. This Guaranty may be executed by the Guarantors in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and the receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 20. The Administrative Agent.

(a) The Administrative Agent has been appointed by the other Credit Parties, pursuant to Section 9.01 of the Credit Agreement, and by the Swap Providers, by their acceptance of the benefits of this Guaranty, to act as their administrative agent hereunder. The Guarantors acknowledge and agree that the Administrative Agent may make demands, give notices, exercise or refrain from exercising rights, or take or not take any action in accordance with this Guaranty or the other Credit Documents in its own name, as the administrative agent of the Beneficiaries, or in the names of the Beneficiaries.

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(b) The Administrative Agent shall at all times be the same Person as the administrative agent under the Credit Agreement and written notice of resignation by the administrative agent pursuant to Section 9.05 of the Credit Agreement shall also constitute notice of resignation as Administrative Agent under this Guaranty; and the appointment of a successor administrative agent pursuant to Section 9.05 of the Credit Agreement shall also constitute appointment of a successor Administrative Agent under this Guaranty. Upon the acceptance of any appointment as administrative agent under Section 9.05 of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Guaranty, and the retiring Administrative Agent under this Guaranty shall promptly (a) transfer to such successor Administrative Agent all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under this Guaranty, and (b) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the rights created hereunder, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations under this Guaranty. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Administrative Agent hereunder.

Section 21. Choice of Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTORS AND OF THE BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 22. Jurisdiction and Venue. EACH OF THE GUARANTORS AND THE BENEFICIARIES AGREE THAT ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE OTHER PARTY ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH GUARANTOR FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, AND THE BENEFICIARIES BY ACCEPTANCE OF THIS GUARANTY, EACH ACCEPTS GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. EACH GUARANTOR AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH BELOW ITS SIGNATURE HERETO, SUCH SERVICE BEING ACKNOWLEDGED BY SUCH GUARANTOR TO BE SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH GUARANTOR IN ANY SUCH COURT AND TO BE OTHERWISE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. ALL BENEFICIARIES BY ACCEPTANCE HEREOF EACH AGREES THAT SERVICE OF ALL PROCESS IN ANY PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT, SUCH SERVICE BEING ACKNOWLEDGED BY SUCH BENEFICIARY TO BE SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH BENEFICIARY IN ANY SUCH COURT AND TO BE OTHERWISE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY GUARANTOR, AGENT OR ANY BENEFICIARY TO BRING PROCEEDINGS AGAINST THE OTHER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

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Section 23. Waiver of Jury Trial. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, AND EACH BENEFICIARY, AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, AND EACH BENEFICIARY: (A) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR SUCH GUARANTOR AND BENEFICIARY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH GUARANTOR AND BENEFICIARY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (B) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signatures Begin on the Following Page]

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Signature Page to Guaranty Agreement:

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer to be effective as of the date first written above.

GUARANTORS:

LAZYDAYS HOLDINGS, INC.

By:	/s/ Maura L. Berney
Maura L. Berney, Chief Financial Officer

Address:
6130 Lazydays Blvd.
Seffner, FL 33584

LAZY DAYS’ R.V. CENTER, INC.

By:	/s/ Maura L. Berney
Maura L. Berney, Chief Financial Officer

Address:
6130 Lazydays Blvd.
Seffner, FL 33584

LAZYDAYS LAND HOLDINGS, LLC

By:	LDRV Holdings Corp.,
Its Manager

By:	/s/ Maura L. Berney
Maura L. Berney, Chief Financial Officer

Address:
6130 Lazydays Blvd.
Seffner, FL 33584

EXHIBIT A

[FORM OF] COUNTERPART FOR ADDITIONAL GUARANTORS

This COUNTERPART (this “Counterpart”) is delivered pursuant to Section 16 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of March __, 2018 (as it may be from time to time amended, modified or supplemented, the “Guaranty”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), from the Guarantors named therein for the benefit of the Beneficiaries thereunder. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 16 thereof and agrees to be bound by all of the terms thereof as if it were an original signatory thereto.

IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of ___________________, 20__.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

Address: